Kopp Emerging Growth Fund

                    August 30, 2000

  Supplement to the Prospectus dated January 25, 2000
  (as supplemented February 8, 2000, and May 1, 2000)


On August 29, 2000, the total assets of Kopp Emerging
Growth Fund ("Fund") were in excess of $1 billion for 90 consecutive dates. The Fund will remain open through 2000. The Fund will accept new investors through December 29, 2000, the last trading day of the year. Thereafter the Fund will accept additional share purchases from existing shareholders in existing accounts and accept new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through retirement plans as described in the prospectus.

The Fund reserve the right to open to new investors in the future at the discretion of the Advisor based on various factors, including assets under management and investment opportunities.

If you have any questions, please contact us at 1-888-
533-KOPP or koppfunds.com


Please keep this Supplement and the Prospectus for your records.